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Exhibit 10.17

          Amendments to the Restated Trust Agreement for Brenton Banks, Inc. Retirement Plan, effective January 1, 1987, January 1, 1993 and January 1, 1994. These Amendments to the Restated Trust Agreement are incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1994.
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